SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):February 23, 2000

                    RESIDENTIAL ASSET SECURITIES CORPORATION
             (Exact name of registrant as specified in its charter)

    DELAWARE                         333-84939                  51-0362653
    --------                         ---------                  ----------
 (State or other jurisdiction     (Commission file number)    (I.R.S. employer
  of incorporation)                                          identification no.)

8400 NORMANDALE LAKE BLVD., SUITE 600, MINNEAPOLIS, MN                 55437
----------------------------------------------------------------------------
(Address of principal executive offices)                           (Zip code)

Registrant's telephone number, including area code:           (612) 832-7000

------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

                        Exhibit Index located on page 4.

Items 1 through 6 and Item 8 are not included because they are not applicable.

Item 5.   OTHER EVENTS.

          The consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of December 31, 1998 and 1997, and for each of the years in the three year period ended December 31, 1998, prepared in accordance with generally accepted accounting principles, included in the Annual Report on Form 10-K of Ambac Financial Group, Inc. (which was filed with the Securities and Exchange Commission on March 30, 1999; Commission File Number 1-10777), the unaudited consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of September 30, 1999 and for each of the periods ended September 30, 1999 and September 30, 1998, included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc. for the period ended September 30, 1999 (which was filed with the Securities and Exchange Commission on November 12, 1999) and the unaudited interim financial statements and accompanying discussion of Ambac Financial Group, Inc. as of December 31, 1999 and for the periods ending December 31, 1999 and December 31, 1998 contained in the press release issued on January 26, 2000 included in the Form 8-K of Ambac Financial Group, Inc. (which was filed with the Securities and Exchange Commission on January 27,
2000), are hereby incorporated by reference in (i) this Current Report on Form 8-K; (ii) the registration statement (No. 333-84939) of the Registrant (the "Prospectus"); and (iii) the Prospectus Supplement for Home Equity Mortgage Asset-Backed Pass-Through Certificates, Series 2000-KS1, and shall be deemed to be a part hereof.

Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

          (a)      Not applicable

          (b)      Not applicable

          (c)      Exhibits

          23. Consent of KPMG LLP, independent auditors of Ambac Assurance Corporation and subsidiaries ("Ambac") with respect to (a) the incorporation by reference in the Prospectus and Prospectus Supplement of their report dated January 27, 1999 on the audit of the consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of December 31, 1998 and 1997 and for each of the years in the three-year period ended December 31, 1998 and (b) with respect to the reference to their firm under the caption "Experts" in the Prospectus Supplement.

                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                 RESIDENTIAL ASSET SECURITIES CORPORATION


                                 By: /s/ JULIE STEINHAGEN
                                    -----------------------------
                                    Name:  Julie Steinhagen
                                    Title: Vice President

Dated:  February 23, 2000